MERRILL LYNCH VARIABLE SERIES FUNDS, INC.

                       Supplement dated May 2, 2002 to the
              Statement of Additional Information dated May 1, 2002

      The information appearing in the section entitled "Officers of the Company" with regard to Stephen Benham, under the heading "Number of MLIM/FAM-Advised Funds Overseen" on page 34 is amended by adding the following information:

17 registered investment companies consisting of 44 portfolios